UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2016

THE PROCTER & GAMBLE COMPANY
(Exact Name of Registrant as Specified in Charter)

Ohio	1-434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (513) 983-1100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

 On October 31, 2016, The Procter & Gamble Company ("P&G") issued a press release announcing the early tender results and pricing of a $1.65 billion cash tender offer for outstanding debt securities.
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.
(d)	The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release by The Procter & Gamble Company dated October 31, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
October 31, 2016

Exhibit Index

Exhibit Number	Document

99.1	Press Release by The Procter & Gamble Company dated October 31, 2016.